POINT.360
                       7083 Hollywood Boulevard, Suite 200
                           Hollywood, California 90028
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 10, 2004
                             -----------------------


To the Shareholders of Point.360:

The Annual Meeting of shareholders of Point.360 (the "Company") will be held at 1133 N. Hollywood Way, Burbank, CA 91505, on May 10, 2004 at 3:00 p.m., local time, to consider and vote upon the following matters:

     1. The election of directors.

     2. To ratify and  approve  the  appointment  of Singer  Lewak  Greenbaum  &
        Goldstein LLP as independent auditors for our fiscal year ending December 31, 2004.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.


Information concerning these matters, including the names of the nominees for the Company's Board of Directors (the "Board"), is set forth in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 1, 2004 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are requested to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage-prepaid, pre-addressed envelope whether or not they expect to attend the meeting to ensure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.




                                             Haig S. Bagerdjian
                                             Chairman of the Board
                                             of Directors, President
                                             and Chief Executive Officer



April 2, 2004



PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

                                    POINT.360
                       7083 Hollywood Boulevard, Suite 200
                           Hollywood, California 90028
                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                               GENERAL INFORMATION


PERSONS MAKING THE SOLICITATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Point.360 (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on May 10, 2004, and at any adjournment thereof. This proxy statement is first being mailed to shareholders on or about April 2, 2004. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at the meeting.

All shares of the Company's Common Stock (as defined below under "Record Date and Stock Entitled to Vote") represented by a properly completed proxy received in time for the Annual Meeting will be voted by the proxy holders as provided therein. Where a shareholder specifies a choice on the proxy with respect to any matter to be voted upon, the shares will be voted accordingly by the proxy holders. If no direction is given in the proxy, it will be voted "FOR" the election of the directors nominated, "FOR" ratification and appointment of Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as independent auditors and in accordance with the best judgment of the proxy holders with respect to any other business that properly comes before the annual meeting.

In addition to solicitation by mail, regular employees of the Company and its Transfer Agent may solicit proxies in person or by telephone without additional compensation. The Company will pay persons holding shares in their names or in the names of their nominees, but not owning such shares beneficially, for the expenses of forwarding soliciting materials to the beneficial owners. The Company will bear all expenses incurred in soliciting its shareholders. Such expenses are estimated not to exceed $10,000.

REVOCABILITY OF PROXY

Any proxy given by a shareholder of the Company may be revoked at any time before it is voted at the Annual Meeting by a written notice of revocation to the Secretary of the Company, or by filing a duly executed proxy bearing a later date, or upon request if the shareholder is present at the meeting.

RECORD DATE AND STOCK ENTITLED TO VOTE

Only holders of record of Common Stock at the close of business on April 1, 2004, are entitled to notice of and to vote at the meeting or any adjournment thereof. The outstanding voting securities of the Company on that date consisted of 9,195,483 shares of Common Stock.

VOTING RIGHTS

Holders of the Company's Common Stock are entitled to one vote for each share held as of the above record date, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, which number is currently five. The shareholder may cast these votes all for a single candidate or may distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the management nominees the votes represented by proxies in the proxy holder's sole discretion.

QUORUM; SHAREHOLDER VOTE

A majority of the outstanding shares of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for the transaction of business. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting on the item will be required for approval, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the meeting.

ELECTION OF DIRECTORS
(Item 1 on proxy card)

The following table sets forth information concerning the nominees of management for directors for the ensuing year. Each nominee has agreed to serve as a director if elected. The term of office for all nominees listed below will expire at the next annual meeting to be held in 2005 or when their successors are elected and qualified. If any of the nominees listed below is unable to serve as a director, the proxy holders will vote for a substitute nominee or nominees recommended by the Board of Directors.


                              PRINCIPAL OCCUPATION                    YEAR FIRST
                             AND BUSINESS EXPERIENCE                   ELECTED
    NAME                 INCLUDING SERVICE ON OTHER BOARDS    AGE      DIRECTOR
    ----                 ---------------------------------    ---      --------

Robert A. Baker(A)(B)(C) President and Chief Executive         65        2000
                         Officer of RAB Associates

Haig S. Bagerdjian       Chairman of the Board, President      47        2000
                         and Chief Executive Officer
                         of Point.360

Greggory J. Hutchins     Partner, Holthouse Carlin &
(A)(B)                   Van Trigt LLP                         42        2000

Sam P. Bell (A)(B)       President, Los Angeles Business
                         Advisors                              67        2002

G. Samuel Oki (A)(C)     President, Meta Information
                         Services, Inc.                        53        2004


   (A)  Member of the Audit Committee
   (B)  Member of the Compensation Committee
   (C)  Member of the Nominating and Governance Committee

MEETINGS AND COMMITTEES

The standing committees of the Board of Directors are the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls and disclosure controls and procedures and the Company's financial reporting process that management and the Board have established, and by endeavoring to maintain free and open lines of communication among the Audit Committee, the Company's independent auditors and management. It is not the duty of the Audit Committee to plan or conduct audits or to prepare the Company's financial statements. Management is responsible for preparing the Company's financial statements, and has the primary responsibility for assuring their accuracy and completeness, and the independent auditors are responsible for auditing those financial statements and expressing their opinion as to their condition, results of operations and cash flows. However, the Audit Committee does consult with management and the Company's independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of the Company's financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of the Company's financial affairs. In addition, the Audit Committee is currently responsible for considering and approving the appointment of and approving all engagements of, and fee arrangements with, the Company's independent auditors.

In 2000, the Board adopted a written Audit Committee Charter. It was amended in 2003, and a copy of the Audit Committee Charter is attached as Appendix A to this proxy statement and is also on the Company's website at www.point360.com.

The Nominating and Governance Committee assists the Board in identifying qualified individuals to become directors of the Company, selects the director nominees for each annual meeting of shareholders (or recommends director nominees for the Board's selection), oversees a periodic evaluation of the Board and management, and will develop and recommend to the Board a set of corporate governance principles.

The Compensation Committee reviews and provides recommendations to the Board of Directors regarding executive compensation matters.

The Board of Directors has determined that each director other than the Company's Chief Executive Officer, Haig S. Bagerdjian, is "independent" within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc., and that each member of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee is "independent" within the meaning of Rule 4200(a)(15).

During the fiscal year ended December 31, 2003, the Board of Directors held nine meetings. The Audit and Compensation Committees each held four meetings during the fiscal year ended December 31, 2003, either separately or in conjunction with regular meetings of the Board of Directors. The Nominating and Governance Committee was formed in March 2004. During 2003, each director attended at least 75% of the total number of meetings of the Board and of committees of the Board on which he served during his respective term as a director.

DIRECTOR NOMINEE CRITERIA AND PROCESS

The Nominating and Governance Committee will consider shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

                  Corporate Secretary
                  Point.360
                  7083 Hollywood Blvd., Suite 200
                  Hollywood, CA 90028

The Nominating and Governance Committee believes that members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers shareholder nominations for candidates for the Board. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

All five of the director nominees identified in this proxy statement currently serve as directors of the Company. Four of the five nominees were elected as directors at our 2003 annual meeting of shareholders. The fifth nominee, G. Samuel Oki, was appointed by the Board of Directors on February 24, 2004 upon the recommendation of the Company's Chief Executive Officer.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any shareholder who desires to communicate with the entire Board of Directors or with specified directors should send a letter to the Company's Corporate Secretary at the address listed above. All such letters will be sent to all Board members or, if applicable, to the directors specified by the shareholder.

DIRECTORS' ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

Directors are encouraged by the Board to attend annual meetings of the Company shareholders. Mr. Bagerdjian attended the 2003 annual meeting of shareholders, and all other current directors were available for consultation by phone at the 2003 annual meeting, except Mr. Oki, who was not a director on the date of the 2003 meeting.


                      PROPOSAL TO RATIFY THE APPOINMENT OF
                              INDEPENDENT AUDITORS
                             (Item 2 on proxy card)

We are asking you to ratify the Board's selection of Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as our independent auditors for the fiscal year ending December 31, 2004.

Effective July 26, 2002, Point.360, through action of its Audit Committee, engaged Singer Lewak as its independent auditors for the fiscal year ending December 31, 2002.

The Company dismissed its previous independent accountants, PricewaterhouseCoopers LLP ("PwC"), effective June 12, 2002. The decision to dismiss PwC was approved by the Board of Directors and the Audit Committee. In connection with the audit of the fiscal year ended December 31, 2001 and during subsequent interim periods, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report.

The report of PwC dated February 25, 2002 on the consolidated financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained a going concern modification.

Except as indicated below, no reportable events described under Item 304(a)(1)(v) of SEC Regulation S-K occurred within our two most recent fiscal years ended December 31, 2002 and 2003 and the subsequent interim periods. In a letter dated March 7, 2002, PwC informed the Company that they noted a certain matter involving the Company's internal controls that they considered to be a reportable condition under standards established by the American Institute of Certified Public Accountants. The reportable condition related to the fact that the Company had not performed a physical inventory of its fixed assets. Also, the Company had not identify whether fully depreciated assets were still being utilized. In addition, the Company utilized extensive spreadsheets to track fixed assets and calculate depreciation, instead of an integrated fixed asset system. As a result, according to PwC, the Company was unable to accurately determine whether fixed assets recorded in its financial systems were still in existence and if so, in use, and the existing tracking system for fixed assets could result in an increased risk of errors in the calculation of depreciation expense.

The Company has taken steps to address the problems identified by PwC and has completed a physical inventory of its fixed assets. We also authorized PwC to respond fully to the inquiries of Singer Lewak regarding the matters described in the preceding paragraph.

A letter from PwC, dated June 17, 2002, addressed to the Securities and Exchange Commission stating that it agrees with the above statements was filed as an exhibit to the Company's Form 8-K dated June 12, 2002.

During our two most recent fiscal years, and the subsequent interim period, neither the Company nor anyone acting on our behalf consulted with Singer Lewak regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A  representative  of Singer  Lewak is  expected to be  available  at the Annual
Meeting to make a statement, if he desires, and to answer your questions. A representative of PwC is not expected to be available at the Annual Meeting.

We are submitting this proposal to you because we believe that such action follows sound corporate practice. If ratification of the appointment of Singer Lewak as our independent public auditors is not obtained at the Annual Meeting, the Audit Committee will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK AS INDEPENDENT PUBLIC ACCOUNTANTS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                             AUDIT COMMITTEE REPORT

        The Audit Committee of the Company is comprised of the three independent directors, who have signed this report, and the Audit Committee operates under a written charter. The purpose of the Audit Committee is to monitor the integrity of the financial statements of the Company, review the Company's internal accounting procedures and controls, oversee the independence, qualification and performance of the Company's independent accountants, and appoint the independent accountants.

        The Board of Directors has determined that Messrs. Baker, Oki and Bell are independent (within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. and Section 10A(m)(3) of the Securities Exchange Act of 1934 and applicable rules of the Securities and Exchange Commission). The Board has also determined that Messrs. Baker, Bell and Oki are each an "audit committee financial expert" under applicable Securities and Exchange Commission rules.

        Mr. Hutchins, who was a member of the Audit Committee until December 31, 2003, is not an independent director under Section 10A(m)(3) of the Securities Exchange Act of 1934 and applicable rules of the Securities and Exchange Commission because the Company paid his accounting firm, Holthouse Carlin & Van Trigt, fees of $46,360 during fiscal year 2003. However, the Board determined that Mr. Hutchins' membership on the Audit Committee in 2003 was in the best interests of the Company and its shareholders because of Mr. Hutchins' extensive familiarity with the Company's business and financial condition and his experience in reviewing and analyzing financial statements, in interacting with independent accountants, and in handling other matters that are the responsibility of audit committees. As of February 24, 2004, in order to satisfy the requirement of the Sarbanes-Oxley Act of 2002 that all audit committee members must be independent, the Board elected Mr. Oki who is independent of the Company, to replace Mr. Hutchins on the Audit Committee.

        During fiscal year 2003, the Audit Committee met with the senior members of the Company's management team and the Company's independent accountants. The Audit Committee also met separately with the Company's independent accountants and separately with the Company's Chief Financial Officer. The parties discussed financial management, accounting and internal controls.

        The Audit Committee appointed (subject to ratification by the shareholders) Singer Lewak Greenbaum & Goldstein LLP as the Company's independent accountants and reviewed with the Company's financial management and the independent accountants the overall audit scope and plans, the results of internal and external audit examinations, evaluations by the accountants of the Company's internal controls and the quality of the Company's financial reporting.

        The Audit Committee reviewed and discussed the audited financial statements included in the Company's Annual Report with the Company's management including, without limitation, a discussion of the quality and not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements as well as in Management's Discussion and Analysis of Results of Operations and Financial Condition. In addressing the reasonableness of management's accounting judgments, members of the Audit Committee asked for and received management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and accountants their general preference for conservative policies when a range of accounting options is available.

        In its meeting with representatives of the independent accountants, the Audit Committee asked for and received responses to several questions that the Audit Committee believes are particularly relevant to its oversight. These questions included (i) whether there were any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the accountants themselves prepared and been responsible for the financial statements; (ii) whether, based on the auditors' experience and their knowledge of the Company, the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements; and (iii) whether, based on their experience and their knowledge of the Company, they believe the Company has implemented internal controls that are appropriate for the Company.

        The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, "Communications with Audit Committees," as amended by Statement of Auditing Standards No. 90, "Audit Committee Communications." The Audit Committee also reviewed the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the accountants their independence, and concluded that the non-audit services performed by the accountants are compatible with maintaining their independence.

        In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC.


                                        AUDIT COMMITTEE

                                        Robert A. Baker
                                        Sam P. Bell
                                        G. Samuel Oki

                                 CODE OF ETHICS


        On July 3, 2003, the Company adopted a Code of Ethics (the "Code") applicable to the Company's Chief Executive Officer, Chief Financial Officer and all other employees. Among other provisions, the Code sets forth standards for honest and ethical conduct, full and fair disclosure in public filings and shareholder communications, compliance with laws, rules and regulations, reporting of code violations and accountability for adherence to the Code. The text of the Code has been posted on the Company's website (www.point360.com). A copy of the Code can be obtained free-of-charge upon written request to:

                     Corporate Secretary
                     Point.360
                     7083 Hollywood Blvd., Suite 200
                     Hollywood, CA 90028



                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

The directors, director nominees and executive officers of the Company are as follows:

NAME                       AGE      POSITION
----                       ---      --------

Haig S. Bagerdjian         47       Chairman of the Board of Directors,
                                    President and Chief Executive Officer

Alan R. Steel              59       Executive Vice President,
                                    Finance and Administration,
                                    Chief Financial Officer and Secretary

Robert A. Baker            65       Director

Greggory J. Hutchins       42       Director

Sam P. Bell                67       Director

G. Samuel Oki              53       Director


HAIG S. BAGERDJIAN became Chairman of the Board of the Company in September 2001 and was appointed President and Chief Executive Officer in October 2002. He was Executive Vice President of Syncor International Corporation, a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, from 1991 to 2002. From 1987 to 1991, he served in several executive level positions at Calmark Holding Corporation. He also was General Counsel for American Adventure, Inc., which was a subsidiary of Calmark Holding. Mr. Bagerdjian received a J.D. from Harvard Law School and is admitted to the State Bar of California. Mr Bagerjian is a director of Innodata Corporation.

ALAN R. STEEL became Executive Vice President, Finance and Administration and Chief Financial Officer of the Company in November 2000. From 1994 to 2000, Mr. Steel was Vice President, Finance and Chief Financial Officer of Advanced Machine Vision Corporation, a Nasdaq listed company involved in research, development, manufacturing and sales of sophisticated vision sorting and defect removal equipment for food, paper, tobacco and other markets. From 1983 to 1994, Mr. Steel was Vice President and Chief Financial Officer of DDL Electronics, Inc., a New York Stock Exchange listed company in the electronics industry. Mr. Steel served as controller of DDL from 1980-1983. Mr. Steel was previously a financial manager for Atlantic Richfield Company and a certified public accountant with Arthur Andersen & Co.

ROBERT A. BAKER is the President and Chief Executive Officer of RAB Associates, a Los Angeles, California-based firm specializing in financial reorganizations, crisis management and equity receiverships, which he founded in 1974. Prior to establishing RAB Associates, Mr. Baker was the President and CEO of American Management Company, a management consulting firm specializing in computer system design and programming. Mr. Baker currently serves as a director of Western Water Company, a public company engaged in the ownership of water rights and the transmission of water.

GREGGORY J. HUTCHINS is a tax partner at Holthouse Carlin & Van Trigt, LLP, a public accounting firm. Prior to joining Holthouse Carlin & Van Trigt in January 1993, Mr. Hutchins served as Senior Tax Manager for KPMG Peat Marwick, managing corporate and high net worth individual clients from August 1984 until December 1992.

SAM P. BELL has been President of Los Angeles Business Advisors (LABA) since 1996. LABA is comprised of 30 chief executive officers of major companies in the Los Angeles region and focuses on high impact projects where their collective resources can be utilized to positively influence the economic vitality of the area. Prior to joining LABA, Mr. Bell was Area Managing Partner of Ernst & Young, certified public accountants, for the Pacific Southwest Region, retiring in 1996 after 39 years with the firm. Mr. Bell currently serves, or has served in the past, in high level positions for numerous charitable and educational concerns, and is a current panel member for the NASDAQ in reviewing filing issues for NASDAQ-listed companies. Mr. Bell is currently a board member of TCW Convertible Securities Fund, Inc. and TCW Galileo Funds.

G. SAMUEL OKI has served as President of Meta Information Services, Inc., a database and information management services enterprise, since 1982. Mr. Oki is also active as an officer and board member of a number of closely held companies in the electronic information management sector. Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California. Each executive officer serves in office at the discretion of the Board of Directors, subject to the terms of any employment agreement that may be entered into with such officer.

COMPENSATION OF DIRECTORS

Each director who is not an employee of the Company is paid a cash fee of $3,000 per quarter, $500 for each committee meeting not held in conjunction with a Board meeting, and receives an annual fully-vested stock option grant to purchase 5,000 shares at an exercise price equal to the fair market value on the date of any annual meeting at which the director is reelected to the Board. Members of the Board who are not employees of the Company receive options to purchase 15,000 shares of Common Stock upon their initial election to the Board. These options vest in 33% increments over the three-year period following the date of grant. Directors are also reimbursed for travel and other reasonable expenses relating to meetings of the Board.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation for the Chief Executive Officer ("CEO") and each executive officer whose salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000:

                               ANNUAL COMPENSATION (3)
                                                                          LONG-TERM
                                                                          COMPENSATION
                                                                          AWARDS -
                                                                          SECURITIES
                                                                          UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR       SALARY         BONUS    OPTIONS - #      COMPENSATION
---------------------------            ----       ------         -----    -----------      ------------

Haig S. Bagerdjian (1)(3)              2003      $278,000      $ 95,000     120,000               -
Chairman, President and                2002       139,000       145,000     100,000               -
Chief Executive Officer                2001             -                   305,000        $  6,000 (1)
                                                           -

Alan R. Steel(3)                       2003      $190,000      $ 45,000      20,000           2,000 (2)
Executive Vice President,              2002       190,000        35,000       6,300           2,000 (2)
Finance and Administration,            2001       183,000                    33,300           2,000 (2)
Chief Financial Officer,
and Secretary

   (1) Haig S. Bagerdjian received no salary from the Company in 2001, but was granted an option to purchase 300,000 shares of common stock upon his appointment as Chairman of the Board in September 2001. Prior to becoming Chairman, in 2001 Mr. Bagerdjian received an option to purchase 5,000 shares upon his reelection to the Board and $6,000 of director's fees in accordance with the Company's outside director compensation program. Commencing June 1, 2002, Mr. Bagerdjian's salary was set at $250,000 per year. In October 2002, Mr. Bagerdjian was appointed to the positions of President and Chief Executive Officer. His salary was increased to $300,000 per year on June 1, 2003.

   (2) Amounts consist of annual contributions made to the Company's 401(k) plan for the benefit of the named executive officer.

   (3) In accordance with SEC regulations, this table does not include perquisites and other personal benefits valued at the lesser of $50,000 or 10% of the total salary and bonus for the named executive officer.

SEVERANCE AGREEMENTS

Effective September 30, 2003, the Company entered into severance agreements with Messrs. Bagerdjian and Steel. The agreements provide that if Mr. Bagerdjian or Mr. Steel is terminated following a change in control during the term of the agreements other than for cause, disability or without good reason (as defined), then Mr. Bagerdjian and Mr. Steel shall receive a severance payment equal to 275% and 200%, respectively, of the sum of (i) base salary and (ii) the higher of (x) the average bonus earned during the preceding three years or (y) the target annual bonus for the year in which the termination occurs. If terminated under the severance agreement, Mr. Bagerdjian and Mr. Steel would also receive employee benefits for specified periods of time. Furthermore, previously granted stock options shall vest fully. Under certain circumstances, amounts paid pursuant to the severance agreements will be subject to a tax gross-up payment if such amounts are subject to an excise tax as contemplated by Section 280G of the Internal Revenue Code. For purposes of the severance agreements, a change of control shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 35% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Exchange Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation, (iii) the Company shall sell, lease, exchange or transfer substantially all of its assets to another corporation, entity or person which is not a wholly-owned subsidiary, (iv) a person (other than Executive), as defined in Sections 13(d) and 14 (d) of the Exchange Act, shall acquire 35% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record, in a single transaction or a series of related transactions by one person or more than one person acting in concert), or (v) the shareholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company. The severance agreement for Mr. Steel also provides that if the he is terminated by the Company at any time other than for cause (including constructive termination), he is entitled to severance equal to salary and fringe benefits for 18 months multiplied by a fraction, the numerator of which is equal to the number of months remaining until September 30, 2005, and the denominator is 24.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

The Company's Restated Articles of Incorporation limit the liability of its directors. As permitted by amendments to the California General Corporation Law enacted in 1987, directors will not be liable to the Company for monetary damages arising from a breach of their fiduciary duty as directors in certain circumstances. Such limitation does not affect liability for any breach of a director's duty to the Company or its shareholders (i) with respect to approval by the director of any transaction from which he derives an improper personal benefit (ii) with respect to acts or omissions involving an absence of good faith, that he believes to be contrary to the best interest of the Company or its shareholders, that involve intentional misconduct or a knowing and culpable violation of law, that constitute an unexcused pattern or inattention that amounts to an abdication of his duty to the Company or its shareholders, or that show a reckless disregard for his duty to the Company or its shareholders in circumstances in which he was, or should have been aware, in the ordinary course of performing his duties, of a risk of serious injury to the Company or its shareholders, or (iii) based on transactions between the Company and its directors or another corporation with interrelated directors or on improper distributions, loans or guarantees under applicable sections of the California General Corporation Law. Such limitation of liability also does not affect the availability of equitable remedies such as injunctive relief or rescission. The Company has been informed that in the opinion of the Securities and Exchange Commission, indemnification provisions, such as those contained in the Company's Restated Articles of Incorporation, are unenforceable with respect to claims arising under federal securities laws and, therefore, do not eliminate monetary liability of directors.

STOCK OPTIONS GRANTED IN THE LAST FISCAL YEAR

The following table sets forth information with respect to non-qualified stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 2003. The exercise price of each option was at or above the market price of our Common Stock on the option grant date. No stock appreciation rights have been granted by the Company.

                                INDIVIDUAL GRANTS
                                -----------------

                                                  PERCENT OF                               POTENTIAL REALIZABLE VALUE
                                                    TOTAL                                 AT ASSUMED ANNUAL RATES OF
                                NUMBER OF          OPTIONS                                  STOCK PRICE APPRECIATION
                                SECURITIES        GRANTED TO                                     FOR OPTION TERM (2)
                                UNDERLYING       EMPLOYEES IN   EXERCISE PRICE   EXPIRATION      ---------------
NAME AND RELATIONSHIP        OPTIONS GRANTED (1)  FISCAL YEAR     ($/SHARE)        DATE           5%          10%
---------------------        ---------------      -----------     --------         ----          ---          ---

Haig S. Bagerdjian,                120,000            28.4%        $ 3.94         9/24/08        $ 130,000    $ 289,000
Chairman, President and
Chief Executive Officer

Alan R. Steel                       20,000             4.7%        $ 2.62         7/30/08        $  14,000    $  32,000
Finance and  Administration,
Chief Financial Officer
and Secretary

   (1) Options will become exercisable as follows: 25%, 50%, 75% and 100% each of the first four anniversary dates of the grants, respectively. Vesting may be accelerated at the discretion of the plan administrator (currently the Board of Directors) upon liquidation or dissolution of the Company, a merger or consolidation of the Company with or into another entity, the sale of substantially all the assets of the Company, or a purchase or other acquisition of more than 50% of the outstanding capital stock of the Company.

   (2) The potential realizable value shown in this table represents the hypothetical gain that might be realized based on assumed 5% and 10% annual compound rates of stock price appreciation over the full option term. These prescribed rates are not intended to forecast possible future appreciation of the common stock.


AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-
END OPTION VALUES

No options were exercised during the year ended December 31, 2003 by the Company's executive officers who are named in the Summary Compensation Table. The following table shows the options held by each of the Company's executive officers who are named in the Summary Compensation Table, and the value of options held at December 31, 2003.

                            NUMBER OF SHARES
                         UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                              OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          DECEMBER 31, 2003             DECEMBER 31, 2003 (1)
   NAME               EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
   ----               -------------------------      -------------------------

Haig S. Bagerdjian        370,000 / 170,000              $1,055,000 / $201,000
Alan R. Steel               3,150 / 288,025                  $7,000 / $335,000

   (1) Amounts are shown as the difference between exercise price and fair market value (based on a December 31, 2003 closing price of $4.48 per share).

1996 AND 2000 STOCK OPTION PLANS

The Company has adopted two stock option plans, the 1996 Stock Incentive Plan (the "1996 Plan"), and the 2000 Nonqualified Stock Option Plan (the "2000 Plan") (collectively the "Plans"), covering 900,000 and 2,000,000 shares, respectively, of Common Stock, pursuant to which officers, non-employee directors and employees of the Company, as well as other persons who render services to or are otherwise associated with the Company, are eligible to receive incentive and/or nonqualified stock options. In July 1999, the Company's shareholders approved an amendment to the 1996 Plan increasing the number of shares reserved for grant to 2,000,000 and providing for automatic increases of 300,000 shares on each August 1 thereafter to a maximum of 4,000,000 shares. In May 2001, the Board of Directors reduced the number of shares available under the 2000 Plan to 1,500,000.

The terms of the Plans are substantially the same, except that grants of incentive stock options, stock appreciation rights and restricted stock are not permitted under the 2000 Plan. The 1996 Plan expires in May 2006. The 2000 Plan expires in December 2010. The Plans are administered by the Board of Directors. The selection of participants, allotments of shares, determination of price and other conditions or purchase of options will be determined by the Board or a Stock Option Committee appointed by the Board at its sole discretion in order to attract and retain persons instrumental to the success of the Company. Incentive stock options granted under the 1996 Plan are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the 1996 Plan to a shareholder owning more than 10% of the voting power of the Company on the date of grant may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. Non-qualified options granted under the Plans may be granted at less than the fair market value of the Common Stock on the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2003:

                                                                            NUMBER OF SECURITIES
                                                                            REMAINING AVAILABLE
                          NUMBER OF SECURITIES      WEIGHTED AVERAGE        FOR FUTURE ISSUANCE
                          TO BE ISSUED              EXERCISE PRICE OF       UNDER EQUITY
                          UPON EXERCISE OF          OUTSTANDING OPTIONS,    COMPENSATION PLANS
                          OUTSTANDING OPTIONS,      WARRANTS AND            (EXCLUDING SECURITIES
   PLAN CATEGORY          WARRANTS AND RIGHTS (A)   RIGHTS (B)              REFLECTED IN COLUMN (A)
   -------------          -----------------------   ----------              -------------------

Equity compensation plans
approved by shareholders (1)    1,236,478               $ 2.60                  1,924,120

Equity compensation plans
not approved by
shareholders (2)                  814,200               $ 3.38                    674,550

-------------------------

   (1)  The only plan in this category is the 1996 Stock Incentive Plan.

   (2)  The only plan in this  category is the 2000  Nonqualified  Stock  Option
        Plan.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION


During the fiscal year ended December 31, 2003, the Company had a Compensation Committee of the Board of Directors (the "Committee") consisting of directors Robert A. Baker, Sam P. Bell and Greggory J. Hutchins. The Committee determines the compensation of the executive officers of the Company, including the compensation of the executive officers named in the Summary Compensation Table above.

The Company's executive compensation programs are designed to:

   o provide competitive levels of base compensation in order to attract, retain and motivate high quality employees;

   o tie individual total compensation to individual performance and the success of the Company; and

   o align the interests of the Company's executive officers with those of its shareholders.

In the last six years, the Company has been transformed from a private entity founded in 1990 to a larger public company. Past and current compensation programs reflect the change in business organization. In view of the relatively brief evolution of the executive management team, the Company's executive compensation program has a limited history, with focus being upon base salary and stock-based compensation, such as grants of stock options.

BASE COMPENSATION

In determining base compensation for the Company's executive officers, the Committee assesses the relative contribution of each executive officer to the Company, the background and skills of each individual and the particular opportunities and problems which the individual confronts in his position with the Company. These factors are then assessed in the context of competitive market factors, including competitive opportunities with other companies. The Committee may also supplement base compensation through discretionary bonuses and/or grants of stock-based compensation in the course of its ongoing assessments of the performance of the Company's executive officers.

STOCK OPTIONS

The Committee believes that the Company, its shareholders and its executive officers and other employees are well served by stock-based compensation. Accordingly the Committee views options granted under the 1996 and the 2000 Plans and for bonus purposes, as important to an effective executive compensation policy. The same rationale is also applicable to the Company's outside directors, pursuant to which awards are granted to new directors meeting specified criteria.

PRESIDENT AND CHIEF EXECUTIVE OFFICER

In determining the compensation of the President and Chief Executive Officer, the Committee focused upon the programs described above.

Mr. Bagerdjian, the Company's current Chairman, President and Chief Executive Officer, receives a $300,000 base annual salary and has been granted stock options. The Committee believes that stock-based compensation granted to Mr. Bagerdjian closely aligns his interest with those of the Company's shareholders.

The Committee believes that the factors described in this report are significant for determining the Company's performance, and consequently, compensation of officers; but shareholders should be aware that these are not the only factors which influence Company stock value or overall performance, and that the same factor may not be the most significant in any succeeding period. Also, the achievement of targeted objectives by the Company in any period may not be solely indicative of the Company's future performance.

                                             Robert A. Baker
                                             Sam P. Bell
                                             Greggory J. Hutchins

                          COMPARATIVE STOCK PERFORMANCE

The chart below sets forth a line graph comparing the year-end stock price of the Company with that of the Standard and Poor's Nasdaq National Market Index and Peer Group Index for the period commencing January 1, 1999 and ending December 31, 2003. The graph assumes that $100 was invested on January 1, 1999 in the Common Stock and each index, and that all dividends were reinvested. No dividends have been declared or paid on the Common Stock during such period. The historical price performance data shown on the graph is not necessarily indicative of future price performance.


                                [OBJECT OMITTED]

                                          ANNUAL RETURN PERCENTAGE
                                                YEARS ENDING

COMPANY NAME / INDEX       12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
                           --------    --------    --------    --------    --------
Point.360                     45%        (73%)       (64%)        35%        148%
NASDAQ Index                  76%        (37%)       (20%)       (30%)        50%
Peer Group                   145%        (52%)         3%        (36%)        33%

                                                    INDEXED RETURNS
                                                      YEARS ENDING
                             BASE
                            PERIOD
COMPANY NAME / INDEX       01/01/99    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
                           --------    --------    --------    --------    --------    --------

Point.360                   $100.00     $144.74     $ 39.80     $ 14.21     $ 19.25     $ 47.16
NASDAQ Index                 100.00      176.37      110.86       88.37       61.64       92.68
Peer Group                   100.00      245.39      116.92      120.48       77.01      102.58

PEER GROUP COMPANIES
Digital Generation Systems, Inc.
Liberty Media, Inc. ("Liberty") (for years prior to 2003, the peer company was Ascent Media Group, Inc. - CLA), which was acquired by Liberty in 2003



                              CERTAIN TRANSACTIONS

During the year ended December 31, 2003, the Company paid $46,360 to Holthouse Carlin & Van Trigt LLP ("HCV") for preparation of tax returns and other tax related services. Mr. Hutchins is a partner in HCVT.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 15, 2004, by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock;
(ii) each of Point.360's directors and director nominees; (iii) each executive officer identified in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group:

                                     SHARES ACQUIRABLE               APPROXIMATE
                          SHARES     PURSUANT TO                     PERCENT OF
NAME AND ADDRESS (1)       OWNED     STOCK OPTIONS (2)   TOTAL       OWNERSHIP
----------------           -----     -------------       -----       ---------

Haig S. Bagerdjian       2,027,719        370,000      2,397,719         25%
Julia Stefanko           1,734,668              -      1,734,668         19%
Robert A. Baker              6,500         30,000         26,500           *
Greggory J. Hutchins        10,000         30,000         30,000           *
Sam P. Bell                      -         10,000              -           *
G. Samuel Oki                1,800              -          1,800           *
Alan R. Steel               19,000          3,150         22,150           *

All directors and
executive officers
as a group               2,065,019        433,150      2,508,169         26%

   *Less than 1%
   (1) The address of each beneficial owner listed is 7083 Hollywood Blvd., Suite 200, Hollywood, CA 90028. (2) Represents shares acquirable as of March 15, 2004 and 60 days thereafter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934 and rules promulgated thereunder, the Company's directors, executive officers, and any person holding beneficially more than 10% of the Company's common stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission and to file copies of the reports with the Company. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failures to file by these dates during the last fiscal year.

        Based upon a review of filings with the SEC and written representations that no other reports were required, the Company believes that all of its directors, executive officers and persons owning more than 10% of the Company's common stock complied during the year ended December 31, 2003 with the reporting requirements of Section 16(a) of the Exchange Act.


PRINCIPAL ACCOUNTING FIRM'S FEES AND SERVICES

Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") examined, as independent auditors, the financial statements of the Company for the years ended December 31, 2002 and 2003. PricewaterhouseCoopersLLP ("PwC") reviewed, as independent auditors, the Company's Form 10-K for the year ended December 31, 2003 solely for purposes of including its opinion and consent with respect to its audit of the financial statements for the year ended December 31, 2001.

The following table shows the fees billed to us by Singer Lewak for the audit and other services rendered by Singer Lewak during fiscal 2003 and 2002. The Audit Committee has determined that the non-audit services rendered by Singer Lewak were compatible with maintaining Singer Lewak's independence.

                                            2003            2002
                                            ====            ====
        Audit Fees (1) .................. $84,595         $77,400
        All Other Fees (2)...............   9,293          16,200
                                          -------         -------
        Total............................ $93,888         $93,600
                                          =======         =======
   ----------------------------

   (1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

   (2) Audit-related fees consisted primarily of accounting consultations, and services rendered in connection with a proposed acquisition.


All audit related and other services rendered by Singer Lewak were pre-approved by the Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by Singer Lewak. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Board delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting if not approved in conjunction with an Audit Committee Meeting.


INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Audit Committee Report," "Report of the Compensation Committee on Executive Compensation," and "Comparative Stock Performance" shall not be deemed to be incorporated, unless specifically otherwise provided in such filing.

                        SHAREHOLDER PROPOSALS AT THE NEXT
                         ANNUAL MEETING OF SHAREHOLDERS


Shareholders of the Company who intend to submit proposals to the Company's shareholders for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting of shareholders must submit such proposals to the Company no later than December 5, 2004 in order to be included in the proxy materials. Shareholder proposals should be submitted to the Corporate Secretary, Point.360, 7083 Hollywood Blvd., Suite 200, Hollywood, CA 90028.

For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at the 2005 annual meeting, Securities and Exchange Commission rules permit the persons named in the Company's form of proxy for the next annual meeting to vote proxies in their discretion if the Company (1) receives notice of the proposal before February 9, 2005 and advises shareholders in the 2005 proxy statement about the nature of the matter and how the proxy holders intend to vote or (2) does not receive notice of the proposal before February 9, 2005. Notices of intention to present proposals directly at the 2005 annual meeting should be submitted to the Corporate Secretary, Point.360, 7083 Hollywood Boulevard, Suite 200, Hollywood, California 90028.


                                  OTHER MATTERS

If any matters not referred to in this proxy statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. The Board of Directors is not aware of any such matters that may be presented for action at the meeting.


AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities an Exchange Commission, including the financial statements and financial statement schedules thereto, to any shareholder desiring a copy. Shareholders may write to the Company at:

         Point.360
         Attn: Corporate Secretary
         7083 Hollywood Blvd., Suite 200
         Hollywood, CA 90028


                                            By Order of the Board of Directors,



                                            Alan R. Steel
                                            Executive Vice President,
April 2, 2004                               Finance and Administration

                                                                      APPENDIX A


                                    POINT.360

                             AUDIT COMMITTEE CHARTER


        This Charter was adopted at a meeting of the Board of Directors held on July 30, 2003. All of the provisions of this Charter became effective upon adoption. This Charter shall be reviewed as necessary for adequacy by the Audit Committee and the Board of Directors but no less frequently than annually.

I.  PURPOSE

        The principal purpose of the Audit Committee is to oversee the integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In particular, the Audit Committee shall monitor (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the qualifications, independence and performance of the Company's independent auditors, and (d) the performance of the Company's internal audit function. The Audit Committee shall also prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

        The Company's independent auditors are ultimately accountable to the Audit Committee in its capacity as a committee of the Company's Board of Directors (the "Board"), and the independent auditors shall report directly to the Audit Committee. The Audit Committee shall have sole and direct authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace the Company's independent auditors (subject, if applicable, to stockholder ratification of the selection of the independent auditors).

        In discharging its oversight role, the Audit Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for, at the Company's expense, independent legal counsel, additional independent auditors or other experts and advisors for this purpose. The Company shall provide the Audit Committee with appropriate funding to perform its duties, including payment of the Company's independent auditors and any experts or advisors retained by the Audit Committee.

II.  MEETINGS

        The Audit Committee shall meet as often as it deems necessary or advisable, but not less frequently than quarterly. The Audit Committee shall meet periodically with the Company's management and its independent auditors in separate or joint sessions as deemed appropriate by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

III.  MEMBERSHIP

        The Audit Committee shall be appointed by the Board and shall be comprised of not fewer than three members of the Company's Board, each of whom shall meet the independence and other requirements of the Nasdaq National Market, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission regarding audit committees, and the rules and regulations of any other relevant body, including those regarding independence and experience. All members of the Audit Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission, and at least one member of the Audit Committee shall satisfy any applicable financial sophistication or financial expert requirements of the Nasdaq National Market.

IV.  KEY FUNCTIONS AND RESPONSIBILITIES

        The following functions shall be the common recurring activities of the Audit Committee in carrying out its duties. The functions and responsibilities are set forth as a guide and may be varied from time to time by the Audit Committee as appropriate under the circumstances.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

        FINANCIAL STATEMENT AND DISCLOSURE MATTERS

        1. Review and discuss with management and the Company's independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

        2. Review and discuss with management and the Company's independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

        3. Discuss with management and the Company's independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the quality and adequacy of the Company's internal controls and any special steps adopted in light of material deficiencies in such controls.

        4. Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and (d) conformance with auditing standards.

        5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

        6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies, and discuss with management any off-balance sheet transactions, arrangements or obligations in which the Company has an interest.

        7. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification and disclosure process for reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

        OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITORS

        8. Pre-approve all auditing services, including the annual audit plan, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or for the Audit Committee or Board by the Company's independent auditors; provided that, to the extent permitted by Commission regulations, (a) the Audit Committee may delegate such pre-approval authority to a subcommittee of the Audit Committee that promptly reports all such approvals to the full Audit Committee, and (b) the Audit Committee may adopt pre-approval policies and procedures regarding the services to be rendered by the independent auditors.

        9. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit. Discuss with the Company's independent auditors significant matters relating to the conduct of audits and attestation reports on management's assessment of internal control over financial reporting, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management and the adequacy of the Company's internal control over financial reporting and disclosure controls and procedures. Discuss with the independent auditors matters relating to the report of the Audit Committee that is required by Commission rules to be included in the Company's annual proxy statement. The Audit Committee shall be responsible for resolving any disagreements between management and the independent auditors.

        10. Obtain from the Company's independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and take or recommend that the Board take appropriate action regarding the independence of the independent auditors. Ensure the rotation of the audit partners as required by law, and monitor the Company's hiring of employees or former employees of the independent auditors to ensure compliance with applicable law.

        11. Obtain and review an annual report by the Company's independent auditors describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any issues.

        12. Evaluate the qualifications, performance and independence of the Company's independent auditors, including considering whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board at least once each year.

        COMPLIANCE OVERSIGHT RESPONSIBILITIES

        13. At the conclusion of each audit, obtain from the Company's independent auditors assurance that the firm is not required to report to the Company under Section 10A(b) of the Exchange Act any illegal act.

        14. Approve or reject proposed related party transactions. Obtain reports from management that the Company and its employees are in compliance with applicable legal requirements and the Company's Code of Conduct.

        15. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        16. Discuss with management and the Company's independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

        17. Discuss with the Company's General Counsel and outside counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

        OTHER

        18. Report regularly to the Board.

        19. Perform any other activities consistent with this Charter, the Company's Bylaws, Nasdaq rules and governing law and regulations as the Audit Committee deems necessary or appropriate.

        20. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

        21. Discuss with management and the Board policies with respect to risk assessment and risk management, and review and discuss with management, the Board and the Company's independent auditors any annual reports by management on the Company's internal control over financial reporting that are required by Commission rules and any related attestation reports that are required from the independent auditors pursuant to Commission rules.

V.  LIMITATION OF AUDIT COMMITTEE'S ROLE

        The Audit Committee's role is one of oversight. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company's independent auditors.

                                                                      APPENDIX B


                                    POINT.360

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER


A. PURPOSE OF THE COMMITTEE

        The Nominating and Governance Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Point.360 (the "Company"). The purpose of the Committee is to (1) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, (2) select, or recommend for the Board's selection, the director nominees for each annual meeting of shareholders, (3) develop and recommend to the Board a set of corporate governance principles applicable to the Company, (4) oversee the annual evaluation of the Board and Company management, and (5) perform such other actions within the scope of this Charter as the Committee deems necessary or advisable.

B. COMMITTEE MEMBERSHIP

        The Board shall determine the size of the Committee, provided that the Committee shall consist of at least three members. The Board shall select the members of the Committee, and the Board shall have the right and power to remove and replace Committee members at any time and from time to time. Unless the Board selects a Chairperson, the members of the Committee may designate a Chairperson by majority vote.

        Each member of the Committee shall be a director of the Company who satisfies any and all applicable independence requirements of the rules and regulations of the Nasdaq Stock Market, Inc. ("Nasdaq") and of the Securities and Exchange Commission. However, as permitted by Nasdaq's "exceptional and limited circumstances" rule, the Board has discretion to appoint one Committee member who is not independent under Nasdaq's rules and regulations so long as such director (1) is not an officer or employee of the Company, (2) does not serve as the Chairperson of the Committee, and (3) does not serve on the Committee for more than two years.

C. MEETINGS OF THE COMMITTEE

        The Committee shall meet as often as it determines is necessary or appropriate. The provisions of the Company's Bylaws that govern the conduct of Board committees shall govern the Committee. The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

D. AUTHORITY AND RESPONSIBILITIES OF THE COMMITTEE

        The Committee shall:

        1. Evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

        2. Seek and evaluate qualified individuals to become new directors as needed. Establish procedures to review and recommend to the Board potential director nominees proposed by shareholders, and evaluate whether current Board members should be nominated for re-election.

        3. Select, or recommend for the Board's selection, the director nominees for each annual meeting of shareholders and director nominees to fill vacancies on the Board.

        4. Evaluate the nature, structure and operations of other Board committees. Make recommendations to the Board as to the qualifications of members of the Board's committees, committee member appointment and removal, and committee reporting to the Board.

        5. Develop and recommend to the Board a set of corporate governance principles applicable to the Company. Monitor and reassess from time to time these corporate governance principles.

        6. Take such actions as the Committee deems necessary or appropriate with respect to oversight of the annual evaluation of the Board and management.

        7. Annually review the Committee's own performance. Annually review the adequacy of this Charter, and recommend any proposed changes to the Board for approval.

        8. Have the authority, to the extent the Committee deems necessary or appropriate, (a) to retain at the Company's expense independent advisers to the Committee, and (b) to conduct investigations into any matters that are within the scope of the Committee's responsibilities.

        9. Have the authority, in the Committee's discretion, to decide whether to retain at the Company's expense a search firm to assist the Committee in identifying, screening and attracting director candidates.

        10. Discuss with the Company's counsel legal matters that may have a material impact on the Committee's responsibilities described in this Charter. Have unrestricted access to the Company's independent accountants, counsel, officers and employees for purposes related to the Committee's activities under this Charter.

        11. Provide regular reports to the Board regarding the Committee's activities, recommendations and decisions.

        12. Perform such other activities that are consistent with this Charter, the Company's Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.